UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Identification No.)
Employer incorporation or organization)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 701-2000
Registrant’s facsimile number, including area code: (206) 701-2500

None
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On July 26, 2004, we issued a press release with respect to our financial results for the second quarter and first six months of 2004.

     A copy of our July 26, 2004, press release is attached.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99	Press Release dated July 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.
	By	/s/ Kenneth W. Johnson
Kenneth W. Johnson
July 27, 2004		Vice President-Legal Affairs

EXHIBIT INDEX

Exhibit
Number	Description of Documents
99	Press Release dated July 26, 2004